BYLAWS
                                                         OF
                                         RIVIERA HOLDINGS CORPORATION, INC.

                                                      ARTICLE I
                                                    STOCKHOLDERS

         Section 1.01. Annual Meeting. An annual meeting of the stockholders of the corporation shall be held at 2:00 o'clock in the afternoon on the second Thursday of May in each year, at the principal place of business of the corporation (unless a different time, date and place shall be approved by a resolution of the Board of Directors) commencing after the first anniversary of incorporation, but if such date is a legal holiday, then on the next succeeding business day, for the purpose of electing directors of the corporation to serve during the ensuing year and for the transaction of such other business as may properly come before the meeting. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the president shall cause the election to be held at a special meeting of the stockholders as soon thereafter as is convenient.

         Section 1.02.  Special Meeting.

                  (a) Special meetings of the stockholders may be called by the chairman, president or the Board of Directors and shall be called by the chairman, the president or the Board of Directors at the written request of the holders of not less than a majority of the voting power of any class of the corporation's stock entitled to vote for the election of directors or for the matters relating to the purposes for which such meeting is being called.

                  (b) No business shall be acted upon at a special meeting except as set forth in the notice calling the meeting, unless one of the conditions for the holding of a meeting without notice set forth in Section 1.05 shall be satisfied, in which case any business may be transacted and the meeting shall be valid for all purposes.

         Section 1.03 Place of Meeting. Any meeting of the stockholders of the corporation may be held at its registered office in the State of Nevada or at such other place in or out of the United States as the Board of Directors may designate. A waiver of notice signed by stockholders entitled to vote may designate any place for the holding of such meeting.

         Section 1.04 Notice of Meeting.

                  (a) The president, a vice president, the secretary, an assistant secretary or any other individual designated by the Board of Directors shall sign and deliver written notice of any meeting at least ten (10) days, but not more than sixty (60) days, before the date of such meeting. The notice shall state the place, date and time of the meeting and the purpose or purposes for which the meeting is called.

                  (b) In the case of an annual meeting, any proper business may be presented for action, except that action on any of the following items shall be taken only if the general nature of the proposal is stated in the notice:

                           (1)      Action with respect to any contract or
transaction between the corporation and one or more of its directors or officers or between the corporation and one or more of its directors or officers or between the corporation and any corporation, firm or association in which one or more of the corporation's directors or officers is a director or officer or is financially interested;

                           (2) Adoption of amendments to the Articles of
Incorporation; or
                           (3) Action with respect to a merger, share exchange,
reorganization, consolidation, partial or complete liquidation, or dissolution of the corporation.

                  (c) A copy of the notice shall be personally delivered or mailed postage prepaid to each stockholder of record entitled to vote at the meeting at the address appearing on the records of the corporation, and the notice shall be deemed delivered the date the same is deposited in the United States mail for transmission to such stockholder. If the address of any stockholder does not appear upon the records of the corporation, it will be sufficient to address any notice to such stockholder at the registered office of the corporation.

                  (d) The written certificate of the individual signing a notice of meeting, setting forth the substance of the notice or having a copy thereof attached, the date the notice was mailed or personally delivered to the stockholders and the addresses to which the notice was mailed, shall be prima facie evidence of the manner and fact of giving such notice.

                  (e) Any stockholder may waive notice of any meeting by a signed writing, either before or after the meeting.

         Section 1.05 Meeting Without Notice.

                  (a) Whenever all persons entitled to vote at any meeting consent, either by: (1) A writing on the records of the meeting or filed with the secretary; or (2) Presence at such meeting and oral consent entered on the minutes; or (3) Taking part in the deliberations at such meeting without objection; the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed.

                  (b) At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time.

                  (c) If any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of the meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting.

                  (d) Such consent or approval may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

         Section 1.06      Determination of Stockholders of Record.

                  (a) For the purpose of determining the stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date which shall not be more than sixty
(60) days, nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.



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                  (b) If no record date is fixed, the record date for
determining stockholders: (i) entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) entitled to express consent to corporate action in writing without a meeting shall be the day on which the first written consent is expressed; and (iii) for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 1.07      Quorum: Adjourned Meeting

                  (a) Unless the Articles of Incorporation or these Bylaws provide for a different proportion, stockholders holding at lease a majority of the voting power of the corporation's stock, represented in person or by proxy, are necessary to constitute a quorum for the transaction of business at any meeting. If, on any issue, voting by classes is required by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, at least a majority of the voting power within each such class is necessary to constitute a quorum of each such class, unless the Articles of Incorporation provide for a different proportion.

                  (b) If a quorum is not represented, a majority of the voting power so represented may adjourn the meeting from time to time until holders of the voting power required to constitute a quorum shall be represented. At any such adjourned meeting at which a quorum shall be represented, any business may be transacted which might have been transacted as originally called. When a stockholder's meeting is adjourned to another time or place hereunder, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum of the voting power.

         Section 1.08      Voting.

                  (a) Unless otherwise provided in the Articles of Incorporation, or in the resolution providing for the issuance of the stock adopted by the Board of Directors pursuant to authority expressly vested in it by the provisions of the Articles of Incorporation, each stockholder of record, or such stockholder's duly authorized proxy or attorney-in-fact, shall be entitled to one (1) vote for each share of stock entitled to vote on such matter standing registered in such stockholder's name on the record date.



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                  (b) Except as otherwise provided herein, all votes with
respect to shares standing in the name of an individual on the record date (including pledged shares) shall be cast only by that individual or such individual's duly authorized proxy, attorney-in-fact, or voting trustee(s) pursuant to a voting trust. With respect to shares held by a representative of the estate of a deceased stockholder, guardian, conservator, custodian or trustee, votes may be cast by such holder upon proof of capacity, even though the shares do not stand in the name of such holder. In the case of shares under the control of a receiver, the receiver may cast votes carried by such shares even though the shares do not stand in the name of the receiver; provided that the order of the court of competent jurisdiction which appoints the receiver contains the authority to cast votes carried by such shares. If shares stand in the name of a minor, votes may be cast only by the duly appointed guardian of the estate of such minor if such guardian has provided the corporation with written proof of such appointment.

                  (c) With respect to shares standing in the name of another corporation, partnership, limited liability company or other legal entity on the record date, votes may be cast: (i) in the case of a corporation, by such individual as the bylaws of such other corporation prescribe, by such individual as may be appointed by resolution of the Board of Directors of such other corporation or by such individual (including the officer making the authorization) authorized in writing to do so by the chairman of the Board of Directors, president or any vice-president of such corporation and (ii) in the case of a partnership, limited liability company or other legal entity, by an individual representing such stockholder upon presentation to the corporation of satisfactory evidence of his authority to do so.

                  (d) Notwithstanding anything to the contrary herein contained, no votes may be cast for shares owned by this corporation or its subsidiaries, if any. If shares are held by this corporation or its subsidiaries, if any, in a fiduciary capacity, no votes shall be cast with respect thereto on any matter except to the extent that the beneficial owner thereof possesses and exercises either a right to vote or to give the corporation holding the same binding instruction on how to vote.

                  (e) Any holder of shares entitled to vote on any matter may cast a portion of the votes in favor of such matter and refrain from casting the remaining votes or cast the same against the proposal, except in the case of elections of directors. If such holder entitled to vote fails to specify the number of affirmative votes, it will be conclusively presumed that the holder is casting affirmative votes with respect to all shares held.

                  (f) With respect to shares standing in the name of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, husband and wife as community property, tenants by the entirety, voting trustees, persons entitled to vote under a stockholder voting agreement or otherwise and shares held by two or more persons (including proxy holders) having the same fiduciary relationship in respect to the same shares, votes may be cast in the following manner:



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       (1) If only one person votes, the vote of such person
       binds all.
       (2) If more than one person casts votes, the act of the majority so voting binds all. (3) If more than one person casts votes, but the vote is evenly split on a particular matter, the votes shall be deemed cast proportionately, as split.

                  (g) If a quorum is present, unless the Articles of Incorporation or these Bylaws provide for a different proportion, the affirmative vote of holders of at least a majority of the voting power represented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless voting by classes is required for any action of the stockholders by the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, in which case the affirmative vote of holders of at least a majority of the voting power of each such class shall be required.

         Section 1.09 Proxies.

                  At any meeting of stockholders, any holder of shares entitled to vote may designate, in a manner permitted by the laws of the State of Nevada, another person or persons to act as a proxy or proxies. No proxy is valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest or unless otherwise specified in the proxy. In no event shall the term of a proxy exceed seven (7) years from the date of its creation. Every proxy shall continue in full force and effect until its expiration or revocation in a manner permitted by the laws of the State of Nevada.

Section 1.10 Order of Business. At the annual stockholder's meeting, the regular
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 order of business shall be as follows:


  1. Determination of stockholders present and existence of a quorum, in person or by proxy;
  2. Reading and approval of the minutes of the previous meeting or meetings;
  3. Reports of the Board of Directors, and if any, the president, treasurer and secretary of the corporation;
  4. Reports of committees;
  5. Election of directors;
  6. Unfinished business;
  7. New business;
  8. Adjournment.



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         Section 1.11 Absentees' Consent to Meeting. Transactions of any meeting of the stockholders are as valid as though had at a meeting duly held after regular call and notice if a quorum is represented, either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not represented in person or by proxy (and those who, although present, either object at the beginning of the meeting to the transaction of any business because the meeting has not been lawfully called or convened or expressly object at the meeting to the consideration of matters not included in the notice which are legally required to be included therein), signs a written waiver of notice and/or consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents, and approvals shall be filed with the corporate records and made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not properly included in the notice if such objection is expressly made at the time any such matters are presented at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of stockholders need be specified in any written waiver of notice or consent, except as otherwise provided in Sections 1.04(a) and (b) of these Bylaws.

         Section 1.12 Telephonic Meeting. Stockholders may participate in a meeting of the stockholders by means of a telephone conference or similar method of communication by which all individuals participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 1.12 constitutes presence in person at the meeting.

         Section 1.13 Action Without Meeting. Any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by the holders of the voting power of the corporation that would be required at a meeting to constitute the act of the stockholders. Whenever action is taken by written consent, a meeting of stockholders need not be called or notice given. The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the stockholders. Such action shall be deemed effective on the date when the signatures of holders of the requisite number of shares approving the matter have been obtained.

                                                     ARTICLE II
                                                      DIRECTORS



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         Section 2.01 Number, Tenure, and Qualifications. Unless a larger number is required by the laws of the State of Nevada or the Articles of Incorporation or until changed in the manner provided herein, the authorized number of directors shall be such number, not less than three (3) nor more than ten (10) individuals, as shall be fixed from time to time by the Board of Directors. All directors shall hold office for one (1) year or until his or her successor or successors are elected and qualify. A director need not be a stockholder of the corporation.

         Section 2.02 Change in Number. Subject to any limitations in the laws of the State of Nevada, the Articles of Incorporation or these Bylaws, the authorized number of directors may be changed from time to time by resolution adopted by the Board of Directors.

         Section 2.03 Reduction in Number. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of his or her term of office.

         Section 2.04 Resignation. Any director may resign effective upon giving written notice to the chairman of the Board of Directors, the president, the secretary, or in the absence of all of them, any other officer, unless the notice specifies a later time for effectiveness of such resignation. Unless otherwise specified in the Articles of Incorporation, a majority of the remaining directors, though less than a quorum, may appoint a successor to take office when the resignation becomes effective, each director so appointed to hold office during the remainder of the term of office of the resigning director.

         Section 2.05 Removal.

                  (a) The Board of Directors of the corporation, by majority vote, may declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or convicted of a felony.

                  (b) Any director may be removed from office by the vote or written consent of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote for the election of directors.



         Section 2.06 Vacancies.

                  (a) Unless it is otherwise provided in the Articles of Incorporation, all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum unless, in the case of removal of one or more directors, the stockholders by a majority of voting power entitled to vote for election of directors shall have appointed a successor to the removed director. Subject to the provisions of Subsection (b) below, (i) in the case of the replacement of a director, the appointed director shall hold office during the remainder of the term of office of the replaced director, and (ii) in the case of an increase in the number of directors, the appointed director shall hold office until the next meeting of stockholders at which directors are elected.



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                  (b) If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the stockholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of five percent (5%) or more of the total voting power entitled to vote for the election of directors may call a special meeting of the stockholders to elect the entire Board of Directors.

         Section 2.07 Annual and Regular Meetings. Immediately following the adjournment of, and at the same place as the annual or any special meeting of the stockholders at which directors are elected other than pursuant to Section
2.06 of this Article, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice, other than this provision, to elect officers and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, date, and hour for holding regular meetings between annual meetings.

         Section 2.08 Special Meetings. Special meetings of the Board of Directors may be called by the chairman, or if there be no chairman, by the president or secretary and shall be called by the chairman, the president or the secretary upon the request of any two (2) directors. If the chairman, or if there be no chairman both the president and secretary, refuses or neglects to call such special meeting, a special meeting may be called by notice signed by any two (2) directors.

         Section 2.09 Place of Meetings. Any regular or special meeting of the directors of the corporation may be held at such place as the Board of Directors, or in the absence of such designation, as the notice calling such meeting may designate. A waiver of notice signed by directors may designate any place for the holding of such meeting.

         Section 2.10 Notice of Meeting. Except as otherwise provided in Section 2.07, there shall be delivered to all directors, at least forty-eight (48) hours before the time of such meeting, a copy of a written notice of any meeting by delivery of such notice personally, by mailing such notice postage prepaid or by telegram or facsimile. Such notice shall be addressed in the manner provided for notice to stockholders in Section 1.04(c). If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting, and the attendance of a director at a meeting and oral consent entered on the minutes of the meeting or taking part in deliberations of the meeting without objection shall constitute a waiver of notice of such meeting. Attendance for the express purpose of objecting to the transaction of business thereat because the meeting is not properly called or convened shall not constitute presence nor a waiver of notice for purposes hereof.



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         Section 2.11 Quorum: Adjourned Meetings.

                  (a) A majority of the directors in office, at a meeting duly assembled, is necessary to constitute a quorum for the transaction of business.

                  (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn, from time to time, until a quorum is present, and no notice of such adjournment shall be required. At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

         Section 2.12 Board of Directors' Decisions. Subject to the Articles of Incorporation, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.

         Section 2.13 Telephonic Meetings. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of a telephone conference or similar method of communication by which all persons participating in such meeting can hear each other. Participation in a meeting pursuant to this
Section 2.13 constitutes presence in person at the meeting.

         Section 2.14 Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all of the members of the Board of Directors or the committee. The written consent may be signed in counterparts and must be filed with the minutes of the proceedings of the Board of Directors or committee.

         Section 2.15 Powers and Duties.

                  (a) Except as otherwise restricted in the laws of the State of Nevada or the Articles of Incorporation or these Bylaws, the Board of Directors has full control over the affairs of the corporation. The Board of Directors may delegate any of its authority to manage, control or conduct the business of the corporation to any standing or special committee or to any officer or agent and to appoint any persons to be agents of the corporation with such powers, including the power to subdelegate, and upon such terms as may be deemed fit.

                  (b) The Board of Directors may present to the stockholders at annual meetings of the stockholders, and when called for by a majority vote of the stockholders at an annual meeting or a special meeting of the stockholders shall so present, a full and clear report of the condition of the corporation.


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                  (c) The Board of Directors, in its discretion, may submit any contract or act for approval or ratification at any annual meeting of the stockholders or any special meeting properly called for the purpose of considering any such contract or act, provided a quorum is present.

                  (d) Notwithstanding any other provision of these Bylaws, the affirmative vote of two-thirds (2/3rds) of the directors then in office shall be required to authorize or approve any amendment, modification or supplement to
(a) the Indenture and the first Supplemental Indenture to be entered into by and among the corporation, as issuer, Riviera Operating Corporation ("ROC"), as guarantor, and IBJ Schroeder Bank & Trust Company, as trustee (the "Trustee"), relating to the 11% First Mortgage Notes Due December 31, 2002 (or any other series of notes issued thereunder (collectively, the "Notes")) of the corporation in the form finally confirmed by the Court in the reorganization case of Riviera, Inc., under Chapter 11 of Title 11 of the United States Code (Case No. BK-S-91-24940) ("Reorganization Case"); (b) the Notes; (c) the Deed of Trust, Assignment of Rents and Security Agreement of the corporation, as trustor, in favor of the Trustee, as beneficiary, relating to the Notes; (d) the Security Agreement by and among the corporation and ROC as debtors, and the Trustee, as secured party, relating to the Notes; or (e) any of the other agreements entered into by the corporation in connection with the issuance of the Notes or the provision of security for payment of the Notes which are listed in the Confirmation Order entered in the Reorganization Case.

         Section 2.16 Compensation. The Board of Directors may pay reasonable compensation to persons who are not full-time employees of the corporation or any subsidiary or parent company who serve as directors and members of committees for their services as such. The directors and members of committees shall be allowed and paid all necessary expenses incurred in attending any meetings of the Board of Directors or committees. Directors shall also receive reasonable compensation for their services as directors, in such amounts and at such times as may be determined by the Board of Directors from time to time.

Section 2.17 Order of Business.   The order of business at any meeting of the
            ------------------
Board of Directors shall be as follows:

                  1. Determination of members present and existence of quorum;
                  2. Reading and approval of the minutes of any previous meeting or meetings; 3. Reports of officers and committee members; 4. Elections of officers (annual meeting); 5. Unfinished business; 6. New business; 7. Adjournment.



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                                                     ARTICLE III
                                                      OFFICERS

         Section 3.01 Election. The Board of Directors, at its annual meeting, shall elect a Chairman of the Board, a president, a secretary and a treasurer to hold office for a term of one (1) year or until their successors are chosen and qualify. Any individual may hold two or more offices. The Board of Directors may, from time to time, by resolution, elect one or more vice-presidents, assistant secretaries and assistant treasurers and appoint agents of the corporation, prescribe their duties and fix their compensation.

         Section 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by it with or without cause. Any officer may resign at any time upon written notice to the corporation. Any such removal or resignation shall be subject to the rights, if any, of the respective parties under any contract between the corporation and such officer or agent.

         Section 3.03 Vacancies. Any vacancy in any office because of death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

         Section 3.04 Chairman of the Board. The Chairman of the Board shall be the Chief Executive Officer of the corporation and shall have general direction over the policies and affairs of the corporation and compliance with these Bylaws and resolutions and directions of the Board of Directors, subject only to the control and direction of the Board of Directors. He shall preside at all meetings of the stockholders and the Board of Directors. He may call meetings of the Directors and of any committee of the Board whenever he deems it advisable. He may appoint ad hoc committees of the Board of Directors and prescribe the scope of their duties. He shall, in the absence or incapacity of the President, perform all duties and functions and exercise all of the powers of the President. He shall have such other powers and duties as may from time to time be prescribed in these Bylaws or by the resolution of the Board of Directors.

         Section 3.05 President.



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                  (a) The President shall be the Chief Operating Officer of the corporation, subject to the control and direction of the Board of Directors and the Chairman of the Board. He shall report to the Chairman of the Board and keep the Chairman of the Board informed concerning the affairs and condition of the business of the Company. He shall have such other powers and duties as may from time to time be prescribed by these Bylaws, by resolution of the Board of Directors, or by the Chairman of the Board. In the absence or incapacity of the Chairman of the Board, he shall preside as Chairman at all meetings of the stockholders or the Board of Directors.

                  (b) The President shall have full power and authority on behalf of the corporation to attend and to act and to vote, or designate such other officer or agent of the corporation to attend and to act and to vote, at any meetings of the stockholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the president to exercise such powers for these purposes.

         Section 3.06 Executive Vice-Presidents and Vice-Presidents. The Board of Directors may elect one or more executive vice-presidents and vice-presidents who shall be vested with all the powers and perform all the duties of the president whenever the president is absent or unable to act and such other duties as shall be prescribed by the Board of Directors or the president.

         Section 3.07 Secretary. The secretary shall keep, or cause to be kept, the minutes of proceedings of the stockholders and the Board of Directors in books provided for that purpose. The secretary shall attend to the giving and service of all notices of the corporation, may sign with the president in the name of the corporation all contracts in which the corporation is authorized to enter, shall have the custody or designate control of the corporate seal, shall affix the corporate seal to all certificates of stock duly issued by the corporation, shall have charge or designate control of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general, perform all duties incident to the office of the secretary.

         Section 3.08 Assistant Secretaries. The Board of Directors may appoint one or more assistant secretaries who shall have such powers and perform such duties as may be prescribed by the Board of Directors or the secretary.

         Section 3.09 Treasurer.



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                  (a) The treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the treasurer shall endorse on behalf of the corporation for collection checks, notes, and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments made by the corporation. Unless otherwise specified by the Board of Directors, the treasurer may sign with the president all bills of exchange and promissory notes of the corporation. Shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities, and such other property belonging to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws, or by the Board of Directors to be signed by the treasurer. The treasurer shall enter, or cause to be entered, regularly in the financial records of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and, whenever required by the Board of Directors, the treasurer shall render a statement of any or all accounts. The treasurer shall at all reasonable times exhibit the books of account to any director of the corporation and shall perform all acts incident to the position of the treasurer subject to the control of the Board of Directors.

                  (b) The treasurer shall, if required by the Board of Directors, give bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of treasurer and for restoration to the corporation, in the event of the treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the treasurer's custody or control and belonging to the corporation. The expense of such bond shall be borne by the corporation.

         Section 3.10 Assistant Treasurers. The Board of Directors may appoint one or more assistant treasurers who shall have such powers and perform such duties as may be prescribed by the Board of Directors or the treasurer. The Board of Directors may prescribe an assistant treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of assistant treasurer, and for restoration to the corporation, in the event of the assistant treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property in the assistant treasurer's custody or control and belonging to the corporation. The expense of such bond shall be borne by the corporation.


                                                     ARTICLE IV
                                                    CAPITAL STOCK

         Section 4.01 Issuance. Shares of the corporation's authorized stock shall, subject to any provisions or limitations of the laws of the State of Nevada, the Articles of Incorporation or any contracts or agreements to which the corporation may be a party, be issued in such manner, at such times, upon such conditions and for such consideration as shall be prescribed by the Board of Directors

         Section 4.02 Certificates. Ownership in the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, shall be under the seal of the corporation and shall be manually signed by the president or a vice-president and also by the secretary or an assistant secretary; provided however, whenever any certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of said officers of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If the corporation uses facsimile signatures of its officers on its stock certificates, it shall not act as registrar of its own stock, but its transfer agent and registrar may be identical if the institution acting in those dual capacities countersigns any stock certificates in both capacities. Each certificate shall contain the name of the record holder, the number, designation, if any, class or series of shares represented, a statement or summary of any applicable rights, preferences, privileges or restrictions thereon, and a statement if applicable, that the shares are assessable. All certificates shall be consecutively numbered. If provided by the stockholder, the name, address and federal tax identification number of the stockholder, the number of shares, and the date of issue shall be entered in the stock transfer records of the corporation.

         Section 4.03 Surrendered; Lost or Destroyed Certificates. All certificates surrendered to the corporation, except those representing shares of treasury stock, shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been canceled, except that in case of a lost, stolen, destroyed or mutilated certificate, a new one may be issued therefor. However, any stockholder applying for the issuance of a stock certificate in lieu of one alleged to have been lost, stolen, destroyed or mutilated shall, prior to the issuance of a replacement, provide the corporation with his, her or its affidavit of the facts surrounding the loss, theft, destruction or mutilation and, if required by the Board of Directors, an indemnity bond in an amount not less than twice the current market value of the stock, and upon such terms as the treasurer or the Board of Directors shall require which shall indemnify the corporation against any loss, damage, cost or inconvenience arising as a consequence of the issuance of a replacement certificate.

         Section 4.04 Replacement Certificate. When the Articles of Incorporation are amended in any way affecting the statements contained in the certificates for outstanding shares of capital stock of the corporation or it becomes desirable for any reason, in the discretion of the Board of Directors, including, without limitation, following the merger of the corporation with another corporation or the reorganization of the corporation, to cancel any outstanding certificate for shares and issue a new certificate therefor conforming to the rights of the holder, the Board of Directors may order any holders of outstanding certificates for shares to surrender and exchange the same for new certificates within a reasonable time to be fixed by the Board of Directors. The order may provide that a holder of any certificate(s) ordered to be surrendered shall not be entitled to vote, receive distributions or exercise any other rights of stockholders of record until the holder has complied with the order, but the order operates to suspend such rights only after notice and until compliance.

         Section 4.05 Transfer of Shares. No transfer of stock shall be valid as against the corporation except on surrender and cancellation of the certificates therefor accompanied by an assignment or transfer by the registered owner made either in person or under assignment. Whenever any transfer shall be expressly made for collateral security and not absolutely, the collateral nature of the transfer shall be reflected in the entry of transfer in the records of the corporation.

         Section 4.06 Transfer Agent; Registrars. The Board of Directors may appoint one or more transfer agents, transfer clerk and registrars of transfer and may require all certificates for shares of stock to bear the signature of such transfer agent, transfer clerk and/or registrar of transfer.

         Section 4.07 Stock Transfer Records. The stock transfer records shall be closed for a period of at least ten (10) days prior to all meetings of the stockholders and shall be closed for the payment of distributions as provided in
Article V hereof and during such periods as, from time to time, may be fixed by the Board of Directors, and during such periods, no stock shall be transferable for purposes of Article V and no voting rights shall be deemed transferred during such periods. Subject to the forgoing limitations, nothing contained herein shall cause transfers during such periods to be void or voidable.

         Section 4.08 Miscellaneous. The Board of Directors shall have the power and authority to make such rules and regulations not inconsistent herewith as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the corporation's stock.

                                                      ARTICLE V
                                                    DISTRIBUTIONS

         Section 5.01 Distributions may be declared, subject to the provisions of the laws of the State of Nevada and the Articles of Incorporation, by the Board of Directors at any regular or special meeting and may be paid in cash, property, shares of corporate stock, or any other medium. The Board of Directors may fix in advance a record date, as provided in Section 1.06, prior to the distribution for the purpose of determining stockholders entitled to receive any distribution. The Board of Directors may close the stock transfer books for such purpose for a period of not more than ten (10) days prior to the date of such distribution.

                                                     ARTICLE VI
                                    RECORDS; REPORTS; SEAL; AND FINANCIAL MATERS

         Section 6.01 Records. All original records of the corporation shall be kept by or under the direction of the secretary or at such places as may be prescribed by the Board of Directors.

         Section 6.02 Directors' and Officers' Right of Inspection. Every director and officer shall have the absolute right at any reasonable time for a purpose reasonably related to the exercise of such individual's duties to inspect and copy all of the corporation's books, records, and documents of every kind and to inspect the physical properties of the corporation and/or its subsidiary corporations. Such inspection may be made in person or by agent or attorney.

         Section 6.03 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

         Section 6.04 Fiscal Year-End. The fiscal year-end of the corporation shall be such date as may be fixed from time to time by resolution of the Board of Directors.

         Section 6.05 Reserves. The Board of Directors may create, by resolution, such reserves, in accordance with generally accepted accounting principles, as the directors may, from time to time, in their discretion, think proper to provide for contingencies, or to equalize distributions or to repair or maintain any property of the corporation, or for such other purpose as the Board of Directors may deem beneficial to the corporation, and the directors may modify or abolish any such reserves in the manner in which they were created.

                                                     ARTICLE VII
                                                   INDEMNIFICATION

         Section 7.01 Indemnification and Insurance.

                  (a)      Indemnification of Directors and Officers.

                           (i) For purposes of this Article: (a) "Indemnitee"
shall mean each director or officer of the corporation who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any Proceeding (as hereinafter defined), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving in any capacity at the request of the corporation as a director, officer, employee, agent, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise; and
(b) "Proceeding" shall mean any threatened, pending or completed action or suit (including without limitation an action, suit or proceeding by or in the right of the corporation), whether civil, criminal, administrative or investigative.

                           (ii) Each Indemnitee shall be indemnified and held
harmless by the corporation for all actions taken by him or her and for all omissions (regardless of the date of any such action or omission), to the fullest extent permitted by Nevada law, against all expense, liability and loss (including without limitation attorneys' fees, judgments, fines, taxes, penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Indemnitee in connection with any Proceeding. The indemnification provided for herein shall include, but not be limited to, the right to reimbursement from the corporation for all reasonable costs and expenses incurred by the Indemnitee in connection with the Proceeding. The corporation shall promptly reimburse such costs and expenses upon submission by the Indemnitee of invoices or other evidence of such costs and expenses, in form satisfactory to the corporation.

                           (iii) Indemnification pursuant to this Section shall
continue as to an Indemnitee who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators.

                  (b) Indemnification of Employees and Other Persons. The corporation may, by action of its Board of Directors and to the extent provided in such action, indemnify employees, agents and other persons as though they were Indemnitees.

                  (c) Non-Exclusivity of Rights. The rights to indemnification provided in this Article shall not be exclusive of any other rights that any person may have or hereafter acquire under any statute, provision of the corporation's Articles of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise.

                  (d) Insurance. The corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify him or her against such liability and expenses.


                  (e) Other Financial Arrangements. The other financial arrangements which may be made by the corporation may include the following: (i) the creation of a trust fund; (ii) the establishment of a program of self-insurance; (iii) the securing of its obligation of indemnification by granting a security interest or other lien on any assets (including cash) of the corporation; (iv) the establishment of a letter of credit, guarantee or surety. No financial arrangement pursuant to this subsection may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud, or a knowing violation of law, except with respect to advancement of expenses or indemnification ordered by a court.

                  (f) Other Matters Relating to Insurance or Financial Arrangements. Any insurance or other financial arrangement made on behalf of a person pursuant to this Section may be provided by the corporation or any other person approved by the Board of Directors, even if all or part of the other person's stock or other securities is owned by the corporation. In the absence of fraud:

                           (i) the decision of the Board of Directors as to the
propriety of the terms and conditions of any insurance or other financial arrangement made pursuant to this Section and the choice of the person to provide the insurance or other financial arrangement is conclusive; and

                           (ii)     the insurance or other financial
                                    arrangement: (a) is not void or voidable;
                                    and
                                    (b)     does not subject any director
                                            approving it to personal liability
                                            for his action, even if a director
                                            approving the insurance or other
                                            financial arrangement is a
                                            beneficiary of the insurance or
                                            other financial arrangement.

         Section 7.02 Amendment. The provisions of this Article relating to indemnification shall constitute a contract between the corporation and each of its directors and officers which may be modified as to any director or officer only with that person's consent or as specifically provided in this Section. Notwithstanding any other provision of these Bylaws relating to their amendment generally, any repeal or amendment of this Article which is adverse to any director or officer shall apply to such director or officer only on a prospective basis and shall not limit the rights of an Indemnitee to indemnification with respect to any action or failure to act occurring prior to the time of such repeal or amendment. Notwithstanding any other provision of these Bylaws, no repeal or amendment of these Bylaws shall affect any or all of this Article so as to limit or reduce the indemnification in any manner unless adopted by (a) the vote of a majority of the directors of the corporation then serving, or (b) by the stockholders as set forth in Article VIII hereof; provided that no such amendment shall have retroactive effect inconsistent with the preceding sentence.

         Section 7.03 Changes in Nevada Law. References in this Article to Nevada law or to any provision thereof shall be to such law as it existed on the date this Article was adopted or as such law thereafter may be changed; provided that (a) in the case of any change which expands the liability of directors or officers or limits the indemnification rights or the rights to advancement of expenses which the corporation may provide, the rights to limited liability, to indemnification and to the advancement of expenses provided in the corporation's Articles of Incorporation and/or these Bylaws shall continue as theretofore to the extent permitted by law; and (b) if such change permits the corporation, without the requirement of any further action by stockholders or directors, to limit further the liability of directors or limit the liability of officers, or to provide broader indemnification rights, or rights to the advancement of expenses than the corporation was permitted to provide prior to such change, then liability thereupon shall be so limited and the rights to indemnification and the advancement of expenses shall be so broadened to the extent permitted by law.

                                                    ARTICLE VIII
                                                 AMENDMENT OR REPEAL

Section 8.01.  Amendment.  Except as otherwise restricted in the Articles of
              ----------
Incorporation or these Bylaws:

                  (a) Any provision of these Bylaws may be altered, amended or repealed at the annual or any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment or repeal be contained in the notice of such special meeting.

                  (b) These Bylaws may also be altered, amended, or repealed at a duly convened meeting of the stockholders by the affirmative vote of the holders of a majority of the voting power of the issued and outstanding stock of the corporation entitled to vote. The stockholders may provide by resolution that any Bylaw provision be repealed, amended, adopted or altered by them may not be repealed, amended, adopted or altered by the Board of Directors.

                                                    CERTIFICATION

         The undersigned duly elected secretary of the corporation does hereby certify that the foregoing Bylaws were adopted by the Board of Directors on the ____ day of _____________, 1993.


                                                  WILLIAM L.  WESTERMAN
                                                  Secretary

                              CERTIFICATE OF BYLAWS
                                       OF
                          RIVIERA HOLDINGS CORPORATION



         The undersigned, as Secretary of RIVIERA HOLDINGS CORPORATION, a Nevada corporation, does hereby certify that attached is a true and correct copy of the bylaws of the corporation as of May 7, 1996.



Dated:    May 7, 1996,           By:      ________________________
                                          John A. Wishon, Secretary

                     CERTIFICATE OF AMENDMENT OF BYLAWS
                                     OF
                        RIVIERA HOLDINGS CORPORATION


         The undersigned, as Secretary of RIVIERA HOLDINGS CORPORATION, a Nevada corporation, does hereby certify that the following amendments to the bylaws of the corporation (the "Bylaws") were duly adopted by the Directors at a meeting of the corporation's Board of Directors on the 6th day of August, 2007.

                  RESOLVED, that paragraph (a) of Section 1.02 of the Bylaws, entitled Special Meeting, is amended in its entirety to read as follows:
(a) Special meetings of the stockholders may only be called by the chairman, president or the Board of Directors.

                  IT IS FURTHER

                  RESOLVED, that Section 1.12 of the Bylaws is amended in its entirety to read as follows:

                  Section 1.12 No Telephonic Meetings Unless Specifically Authorized.

                                    Except as may be specifically authorized by the Board of Directors for one or more particular meetings of stockholders, stockholders may not participate in meetings of stockholders by means of a telephone conference or similar method of communication.

                  IT IS FURTHER

                  RESOLVED, that Section 1.13 of the Bylaws is amended in its entirety to read as follows:

                  Section 1.13      No Action Without Meeting.

                                   Any action required or permitted to be taken at a meeting of the stockholders may not be taken and shall not be valid or effective under any circumstances without a meeting of the stockholders.

                  IT IS FURTHER

                  RESOLVED, that new Section 1.14, entitled Advance Notice of Proposals by Stockholders and Director Nominations by Stockholders, is added to the Bylaws and shall read as follows:

                  Section 1.14 Advance Notice of Proposals by Stockholders and Director Nominations by Stockholders

                           (a) At any meeting of stockholders, proposals by stockholders and nominations by stockholders of persons for election as directors of the corporation shall be considered only if advance notice thereof has been duly and timely given by a stockholder, as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law, the Articles of Incorporation and these Bylaws.

                           (b)     Notice of any proposal to be presented by
                                   any stockholder or of the name of any person
                                   to be nominated by any  stockholder  for
                                   election as a director of the corporation at
                                   any meeting of stockholders must be delivered to the Secretary of the corporation and received by the corporation, together with the written statement required by paragraph
                                   (c) or (d) of this Section (as applicable),
                                   at the corporation's  principal office not
                                   less than sixty (60) nor more than  ninety
                                   (90) days prior to the day of the  meeting;
                                   provided,  however,  that if the date of the
                                   --------   -------
                                   meeting is first publicly announced or disclosed (in a public filing or otherwise) less than seventy (70) days prior to the day of the meeting, such advance notice must be delivered by the stockholder and received by the corporation not more than ten (10) days after such date is first so announced or disclosed. Public notice of an annual meeting of stockholders shall be deemed to have been given more than seventy
                                  (70)  days in  advance  of such  annual
                                   meeting if the corporation shall have previously disclosed, in these Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date, unless and until the Board of Directors determines to hold the meeting on a different date. For purposes of this Section, public disclosure of the date of a forthcoming meeting may be made by the corporation not only by giving formal notice of the meeting, but also by notice to a national securities exchange, by filing or furnishing a report under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act") (if the corporation is then subject thereto), by mailing to stockholders, or by a press release.

                           (c) Any stockholder who delivers to the corporation notice of any such proposal, as specified in paragraph (b) of this Section, must deliver therewith a written statement setting forth (1) the name and address of such stockholder, as they appear on the corporation's books, (2) the number of shares of each class of voting stock of the corporation owned beneficially or of record by the stockholder, (3) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at the meeting in question and intends to appear in person or by proxy at the meeting to propose such business, (4) a brief description of the business proposed to be brought before the meeting by the stockholder, the text of the proposal (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment), and the reasons for conducting such business at the meeting,
                                   (5) any material interest of the stockholder in such business and (6)all other information with respect to such proposal that would be required to be filed with the Securities and Exchange Commission (the "SEC") in a definitive proxy statement if the stockholder were a participant in a proxy solicitation subject to Section 14 of the Exchange Act.

                           (d) Any stockholder desiring to nominate any person for election as a director of the corporation shall deliver to the corporation, along with the notice specified in paragraph (b) of this Section, a written statement setting forth (1) the name of the person to be nominated; (2) the number of shares of each class of voting stock of the corporation owned beneficially or of record by the person to be nominated; (3) the information with respect to such nomination and the person to be nominated that would be required to be filed with the SEC in a definitive proxy statement if the stockholder were a participant in a proxy solicitation subject to Section 14 of the Exchange Act; (4) such person's signed consent to serve as a director of the corporation if elected and to file in a timely manner an application for licensing or finding of suitability if the Nevada Gaming Commission or other gaming authority shall so require or request or if the Board of Directors deems it necessary or advisable;
                                   (5) such stockholder's name and address as they appear on the corporation's books; (6) the number of shares of each class of voting stock of the corporation owned beneficially or of record by such stockholder; (7) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at the meeting in question and intends to appear in person or by proxy at the meeting to nominate the person specified in the notice; and (8) a description of all arrangements or understandings between the stockholder and the person to be nominated or any other persons (naming such persons) pursuant to which the nomination is to be made by the stockholder.

                           (e)     For purposes of this Section, shares
                                   "beneficially" owned by a person means all shares which such person, together with such person's affiliates and associates (as defined in Rule 12b-2 under the Exchange
                                   Act), may be deemed to beneficially own
                                   pursuant to Rules 13d-3 and 13d-5 under the Exchange Act, as well as all shares of which such person, together with such person's affiliates and associates, has a right to become the beneficial owner pursuant to any agreement or understanding, upon the exercise of warrants or options, or upon the occurrence of conditions.

                           (f) The person presiding at the meeting of stockholders shall determine whether a stockholder's notice has been duly and timely given and was accompanied by the written statement containing all required information, and shall direct that the stockholder's proposal or the stockholder's nomination of a person for election as a director (as applicable) not be considered if such notice has not been duly and timely given or was not accompanied by the written statement containing all required information.

                           (g) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 1.14; provided, however, that nothing in this Section 1.14 shall affect the right of a stockholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the SEC.

                           (h) Notwithstanding the foregoing provisions of this Section 1.14, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders to present the proposal or the nomination, as applicable, such proposal or nomination shall be disregarded, and any votes cast in respect of such proposal or nomination shall be void and of no effect whatsoever.

                  IT IS FURTHER

                  RESOLVED, that paragraph (b) of Section 8.01 of the Bylaws, entitled Amendment, is amended in its entirety to read as follows:

                           (b) These Bylaws may also be altered, amended, or repealed at a duly convened meeting of the stockholders by the affirmative vote of the holders of not less than 2/3 of the voting power of the issued and outstanding stock of the corporation entitled to vote thereat, except that the affirmative vote of holders of not less than 3/4 of the voting power of the issued and outstanding stock of the corporation entitled to vote thereat is required to alter, amend or repeal (or to take any action that would have substantially the same effect as altering, amending or repealing) any provision of
                                  Article  VII or  Article  VIII  of  these
                                  Bylaws. The stockholders may provide by resolution adopted by them at the same meeting at which they approve such alteration, amendment or repeal of these Bylaws (and by not less than the vote required for such alteration, amendment or repeal) that the Bylaw provisions so altered, amended or repealed by the stockholders may not be repealed, amended or altered by the Board of Directors.

DATED:  August 7, 2007



                                         ------------------------------------
                                             TULLIO J. MARCHIONNE, Secretary
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